UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2008


                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          New York                    0-50237                  11-3680128
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(State or other jurisdiction         Commission               IRS Employer
      of incorporation)              File Number            Identification No.


               4142 Hylan Boulevard, Staten Island, New York 10308
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


                  Registrant's telephone number: 718-979-1100


                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01   Other Events

Index of Exhibits

SIGNATURES


ITEM 8.01   Other Events

         On December 17, 2008, the Company issued a press release describing a $0.06 per share cash dividend to stockholders of record on that date, payable on January 2, 2009. A copy of the press release announcing the dividend is attached as Exhibit 8.01. The ex-dividend date for the dividend had been previously established and announced by the NASDAQ GM, on which the Company's stock trades under the symbol VSBN.




INDEX TO EXHIBITS

Exhibit No.       Description

 8.01 (a)         Press release announcing dividend




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2008

                                       VSB Bancorp, Inc.

                                       By: /s/ RAFFAELE M. BRANCA
                                           -------------------------------------
                                           Raffaele M. Branca
                                           President and CEO


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